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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                     ----------------------


                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE


          SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Date of Report (Date of Earliest Event Reported): July 15, 1996



                            NATIONSBANK CORPORATION
- ------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



   North Carolina               1-6523           56-0906609
- ------------------------      ------------   -------------------
(State of Incorporation)      (Commission    (IRS Employer
                              File Number)   Identification No.)




NationsBank Corporate Center, Charlotte, North Carolina 28255
- ------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)




                                (704) 386-5000
- ------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS.

      Release  of  Second  Quarter Earnings.  On July 15, 1996,  the  Registrant
      -------------------------------------
announced financial results for the second quarter of fiscal 1996, reporting earnings of $605 million and earnings per common share of $2.00. A copy of the press release announcing the results of the Registrant's fiscal quarter ended June 30, 1996 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

      Associates  Stock  Option Award Plan.  On July 15,  1996,  the  Registrant
      ------------------------------------
announced that its Board of Directors approved a new stock option award plan for associates. On July 1, 1996, approximately 16 million options were granted to more than 60,000 employees, from part-time associates through the level of vice president. A copy of the press release announcing this plan is filed as Exhibit
99.2 to this Current Report on Form 8-K.

     Stock Purchase Authorizations.  On July 16, 1996, the Registrant's Board of
     -----------------------------
Directors authorized the Registrant to purchase up to 20 million shares of its common stock, from time to time during the next 36 months, in open market or private transactions. Acting under such authority, on July 18, 1996, the Registrant purchased 10 million shares of its common stock pursuant to a purchase agreement with an agent of the Registrant.

      On July 16, 1996, the Registrant's Board of Directors also authorized the Registrant to purchase in the open market, from time to time during the next 13 months, the number of shares expected to be issued for various stock option and employee benefit plans. A copy of the press release announcing the stock purchase authorizations is filed as Exhibit 99.3 to this Current Report on Form 8-K.


ITEM 7. EXHIBITS.

     The following exhibits are filed herewith:


Exhibit No.    Description of Exhibit
- -----------    ----------------------
99.1           Press release dated July 15, 1996 with
               respect to the Registrant's financial results for the fiscal quarter ended June 30, 1996.

99.2           Press release dated July 15, 1996  with
               respect to the Registrant's newly-adopted stock option award plan for associates.

99.3           Press release dated July 16, 1996 with
               respect to the Registrant's authorizations for purchases of shares of its stock.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          NATIONSBANK CORPORATION



                                          By:  /s/Marc D. Oken
                                             ----------------------------
                                              Marc D. Oken
                                              Chief Accounting Officer




Dated: July 31, 1996


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                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
- -----------    ----------------------
99.1           Press release dated July 15, 1996 with
               respect to the Registrant's financial results for the fiscal quarter ended June 30, 1996.

99.2           Press release dated July 15, 1996 with
               respect to the Registrant's newly-adopted stock option award plan for associates.

99.3           Press release dated July 16, 1996 with
               respect to the Registrant's authorizations for purchases of shares of its stock.